UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 3, 2021

INDAPTUS THERAPEUTICS, INC.

(formerly Intec Parent, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	001-40652	86-3158720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Columbus Circle 15th Floor
New York	10019
(Address of principal executive offices)	(Zip Code)

(347) 480 - 9760
(Registrant’s telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	INDP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of Material Definitive Agreement.

The information under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Completion of the Decoy Merger

On August 3, 2021, Indaptus Therapeutics, Inc. (formerly Intec Parent, Inc.), a Delaware corporation (the “Company”), completed its business combination with Decoy Biosystems, Inc., a Delaware corporation (“Decoy”) following the satisfaction or waiver of the conditions set forth in the Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 15, 2021 among the Company, Intec Pharma Ltd., an Israeli company and wholly owned subsidiary of the Company (“Intec Israel”), and Dillon Merger Subsidiary Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”) pursuant to which Merger Sub merged with and into Decoy, with Decoy surviving as a wholly owned subsidiary of the Company (the “Merger”).

Also, in connection with the Merger, the Company changed its name from “Intec Parent, Inc.” to “Indaptus Therapeutics, Inc.” and the business conducted by Decoy became the business conducted by the Company, which is a pre-clinical stage biotech company developing a novel and patented systemically-administered anti-cancer and anti-viral immunotherapy. For a further description of Decoy’s business, see the section “Business of Decoy” in the registration statement on Form S-4, as amended (File No. 333-255389), filed with the Securities and Exchange Commission (“SEC”) on May 12, 2021 (the “Registration Statement”).

At the effective time of the Merger, each outstanding share of Decoy common stock, par value $0.001 per share (the “Decoy Common Stock”) (including shares issuable upon the conversion of Decoy SAFEs (Simple Agreements for Future Equity) and Decoy preferred stock, par value $0.001 per share, into Decoy Common Stock)) converted into 2.654353395 shares of Company common stock, par value $0.01 per share (the “Company Common Stock”). In addition, at the effective time of the Merger, each outstanding and unexercised Decoy stock option converted into a stock option exercisable for that number of shares of common stock of the Company subject to such option and the exercise price being appropriately adjusted to reflect the exchange ratio. Immediately following closing of the Merger there are 5,405,963 shares of Company common stock outstanding, with pre-merger Decoy shareholders owning approximately 65.6% and pre-merger Intec Israel shareholders owning approximately 34.4% of the Company. The figures above do not give effect to shares issuable upon the exercise of outstanding Indaptus warrants or options. Assuming the exercise in full of the pre-funded warrants sold in the Private Placement (as described below), there would be 8,133,236 shares of Indaptus common stock outstanding.

The Company’s shares of common stock commenced trading at market open on August 4, 2021 on the Nasdaq Capital Market under the name “Indaptus Therapeutics, Inc.” and ticker symbol “INDP” and under the new CUSIP 45339J 105.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Annex A to the Registration Statement, and as Exhibit 2.1 to Intec Israel’s Current Report on Form 8-K filed on March 15, 2021.

Winding Down of Accordion Pill Business

In connection with the completion of the Merger, on August 4, 2021, the Company’s board determined to wind down the Accordion Pill business of Intec Israel. The Company initiated the process of making its employees in Israel aware of the decision beginning on August 4, 2021 and intends to maintain an adequate number of employees in Israel until the completion of the wind down of the Accordion Pill business. The Company expects to incur salaries, severance payments and close out expenses of approximately $800,000 in connection with the wind down.

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In connection with the winding down, on August 4, 2021, the Company initiated the termination of outstanding contracts with counterparties and the sale of its Accordion Pill related assets, including the termination of the Process Development Agreement dated as of December 17, 2018 between Intec Israel and LTS Lohmann Therapie Systeme AG (“LTS”), that provided for the manufacture of AP-CD/LD capsules, as a result of which Intec Israel expects to pay approximately 2.2 million Euros (approximately $2.6 million) in termination fees and related expenses. In addition, on August 5, 2021, Intec Israel and its landlord agreed to terminate the Unprotected Lease Agreement with R.M.P.A. Assets Ltd. dated June 2, 2003, as amended, for the lease of offices located in Jerusalem, Israel, as a result of which Intec Israel agreed to the payment of a break-up fee of $600,000.

As a result of winding down, the Company expects to incur an impairment charge. As of the date of this report, the Company is unable to make a determination of an estimate or range of estimates of the impairment charge and will file a Current Report on 8-K within four business days of its determination of the impairment charge.

The Company expects that the winding down of the Accordion Pill business will be substantially complete by the end of the third quarter of 2021.

Item 2.05	Costs Associated with Exit or Disposal Activities.

The information under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.06	Material Impairments.

The information under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information under Items 2.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

The rights of the Company’s stockholders, including the former Decoy stockholders will be governed by the Company’s Amended and Restated Certificate of Incorporation, the Amended and Restated Bylaws and the Delaware General Corporation Law. The Registration Statement contains additional information about the Amended and Restated Certificate of Incorporation, the Amended and Restated Bylaws, and the Delaware General Corporation Law, which are incorporated by reference into this Item 3.03.

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Item 5.01	Changes in Control of Registrant.

As a result of the shares exchanged in the Merger, the Company experienced a change in control with former Decoy stockholders acquiring control of the Company. The information under Items 2.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 3, 2021, the Company filed a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation to change the name of the corporation from “Intec Parent, Inc.” to “Indaptus Therapeutics, Inc.” upon the consummation of the Merger. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1.

Item 7.01	Regulation FD Disclosure.

On August 3, 2021, the Company issued a press release announcing the completion of the Private Placement and Merger. The full text of the press release is attached hereto as Exhibit 99.1.

On August 6, 2021, the Company updated its corporate presentation that it intends to use in conferences and meetings with investors from time to time. A copy of the corporate presentation is being furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

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The press release and investor presentation and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 9.01	Financial Statement and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Decoy as of December 31, 2020 and 2019 required by Item 9.01(a) were previously filed with the SEC as part of the Registration Statement and, pursuant to General Instruction B.3 of Form 8-K, are not required to be filed herewith.

The unaudited condensed interim financial statements of Decoy as of March 31, 2021 and December 31, 2020 and for the three months ended March 31, 2021 and 2020 are attached hereto as Exhibit 99.3.

(b) Pro Forma Financial Information.

The Company will file the financial statements required to be filed by this Item 9.01(b) not later than seventy one (71) calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger and Reorganization, dated as of March 15, 2021, by and among Intec Pharma Ltd., Intec Parent, Inc. and Dillon Merger Subsidiary Inc. (incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Intec Pharma Ltd. with the SEC on March 15, 2021)
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Intec Parent, Inc. dated August 3, 2021
99.1	Press Release of Indaptus Therapeutics, Inc., dated August 3, 2021
99.2	Corporate Presentation dated August 3, 2021
99.3	Unaudited condensed interim financial statements of Decoy Biosystems, Inc. as of March 31, 2021 and December 31, 2020 and for the three months ended March 31, 2021 and 2020

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules upon request by the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2021

INDAPTUS THERAPEUTICS, INC.

By:	/s/ Nir Sassi
Nir Sassi
Chief Financial Officer

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